                                                                 Exhibit (e)(ii)

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                                      Effective Date
----                                                                      --------------
Schwab International Index Fund - Investor Shares                       July 21, 1993

Schwab International Index Fund - Select Shares                         April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                           October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                             April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab     September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                          February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                   February 28, 1996

Schwab S&P 500 Fund - Select Shares                                     April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)       May 21, 1996

Schwab International MarketMasters Fund - Investors Shares              September 2, 1996
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares                 April 1, 2004
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investors Shares (formerly             October 13, 1996
known as Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly                June 1, 2004
known as Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investor Shares                    October 13, 1996
(formerly known as Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select Shares (formerly            June 1, 2004
known as Schwab MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares                   August 3, 1997
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares                     June 1, 2004
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Institutional Select S&P 500 Fund                                       October 28, 1998

Institutional Select Large Cap-Value Index Fund                         October 28, 1998

Institutional Select Small-Cap Value Index Fund                         October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                  April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                    April 15, 1999

Communications Focus Fund                                               May 15, 2000

Financial Services Focus Fund                                           May 15, 2000

Health Care Focus Fund                                                  May 15, 2000

Technology Focus Fund                                                   May 15, 2000

Schwab Hedged Equity Fund                                               August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                          June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                            June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                           September 2, 2003

Schwab Dividend Equity Fund - Select Shares                             September 2, 2003

                                            SCHWAB CAPITAL TRUST

                                            By: /s/ Stephen B. Ward
                                                -----------------------
                                                    Stephen B. Ward,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Fred Potts
                                                --------------------------------
                                                    Fred Potts,
                                                    Senior Vice President

Dated as of June 1, 2004